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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         DATE OF REPORT (Date of earliest event reported): JULY 1, 2003


                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
               (Exact name of registrant as specified in charter)

                  TEXAS                            000-22007                              76-0519693
        (State of Incorporation)              (Commission File No.)        (I.R.S. Employer Identification No.)


          4400 POST OAK PARKWAY
             HOUSTON, TEXAS                                                                 77027
(Address of Principal Executive Offices)                                                  (Zip Code)

                                 (713) 235-8800
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS.

     On July 1, 2003, Southwest Bancorporation of Texas, Inc. (the "Company") issued a press release announcing the completion of the merger between the Company and Maxim Financial Holdings, Inc. The merger, an all-cash transaction, is valued at $63 million.


ITEM 7 (c).  EXHIBITS.


       Exhibit 99.1     Press Release dated July 1, 2003.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SOUTHWEST BANCORPORATION OF TEXAS, INC.


Dated July 1, 2003.                   By: /s/ Laurence L. Lehman III
                                          --------------------------
                                          Laurence L. Lehman III
                                          Controller





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                                INDEX TO EXHIBITS

           Exhibit                  Description
           -------                  -----------
             99.1         Press Release dated July 1, 2003.